UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
 (Exact name of registrant as specified in charter)

441 Lexington Avenue
New York, NY  10017
 (Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
441 Lexington Avenue
New York, NY  10017
 (Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31,2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2009

A diversified mutual fund that
invests in common stocks of
growth-oriented companies.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

The last six months have been very special for your Fund.  For the second half of 2009, your Fund earned +26.37%; for the full year of 2009 the return was +34.02%.

The top five performing stocks held by the Fund for the year 2009 were: Western Digital, up +285.6%; Amazon.com, up +162.3%; Apple Computer, up +146.9%; Atheros Communication, up+139.3%; and American Express, up +118.4%.

The past monetary stimulus injected into the financial markets and current fiscal stimulus is working its way through the system and clearly improving the economy. We are now in a business cyclical recovery. The data points from the Institute for Supply Management are positive at +56 for manufacturing and +65 for order rates; over 50 is an expansion. Corporate profits have turned up, and global economies are doing well.

As the recession ends, the challenge will be to identify those industries and companies which have adjusted to the changed economics and offer the best opportunities for near and long term growth.  Such industries include information technology, hardware, software, computer services, energy, and industrial companies of all stripes as well as those that have global brands in consumer goods.

While the trends in unemployment appear to be improving, it seems likely that the country will continue to have high unemployment and underemployment for some time.  The federal budget deficits, the uncertainties as to new taxes, higher medical costs and governmental regulation and the availability of credit clearly affect the decisions by large and particularly small business to expand their operations.  Add to these uncertainties the possibilities of continuing difficulties in prime residential mortgages and commercial properties – and we can appreciate the public’s frustration.

There is still considerable investor skepticism as witnessed by the still very large amount of cash on the sidelines, close to $10 trillion, but this too is beginning to get invested. Over the next several years we anticipate equities will provide sufficient returns that could drive indexes to return to the old highs, implying a +15% per year return from here.  M2 money supply is now just beginning to grow as it reflects modest new loan demand.  Interest rates may be under some pressure this year and certainly next.  Excess capacity is still abundant enough to absorb inflation pressures for the time being.

But clearly the markets which anticipate the end of the recession have been improving, and we believe that this trend will continue, though it is possible that as usual the markets will encounter some periods of resistance.  Ultimately the country will return to a period of growth.

It is possible that the uncertainty created by pending domestic legislation may have the unintended consequence of extending the business cycle expansion by keeping businesses and consumers cautious enough to avoid systemic overheating.

On a sad note Clifton H. W. Maloney who has served as a director of the Fund since 1985 died while on a mountain climbing expedition to Cho Oyu in the Himalayas.  His advice, counsel and friendship will be sorely missed.  At the Board Meeting on December 18, 2009 Ambassador Kurt D. Volker was appointed as an Independent Director of the Fund to fill his vacancy.  Ambassador Volker was recently the United States Ambassador to NATO and helps bring a global perspective to your Fund’s management.

On December 24, 2009 Morse, Williams & Co., Inc., the parent of Wall Street Management Corp., the Advisor to the Fund, entered into a definitive merger agreement with Evercore Partners, Inc., to merge into an affiliate, Evercore Wealth Management, LLC, a registered investment advisor.  As outlined in the Fund’s Proxy Statement, this was approved by the Fund’s directors and shareholders.  I will continue to be the senior portfolio manager of the Fund and believe this new affiliation will benefit the Fund through the addition of more assets, lower costs and a greater range of analysis to help achieve outstanding performance for you, our shareholders.  We are excited about the opportunities we see ahead.

Please don’t hesitate to call or email us with any questions.

February 4, 2010

Sincerely,

Robert P. Morse
President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2009

	Shares	Value
COMMON STOCKS – 99.2%
Apparel – 0.6%
VF Corp.	1,000	$73,240
Beverages – 3.1%
Hansen Natural Corp. (a)	3,500	134,400
PepsiCo, Inc.	4,000	243,200
		377,600
Biotechnology – 4.7%
Amgen, Inc. (a)	2,500	141,425
Celgene Corp. (a)	2,000	111,360
Gilead Sciences, Inc. (a)	7,500	324,600
		577,385
Chemicals – 2.5%
Air Products & Chemicals, Inc.	2,000	162,120
The Dow Chemical Co.	5,000	138,150
		300,270
Computers & Peripherals – 3.1%
Hewlett-Packard Co.	4,200	216,342
International Business
Machines Corp.	1,200	157,080
		373,422
Construction & Engineering – 0.9%
Fluor Corp.	2,500	112,600
Diversified – 1.2%
3M Co.	1,000	82,670
United Technologies Corp.	1,000	69,410
		152,080
Drugs – 3.5%
Bristol Myers Squibb Co.	5,500	138,875
Merck & Co., Inc.	5,000	182,700
Mylan, Inc. (a)	6,000	110,580
		432,155
Electrical Equipment – 0.6%
General Electric Co.	5,000	75,650
Energy – 5.8%
Apache Corp.	1,950	201,182
Chevron Corp.	3,000	230,970
CONSOL Energy, Inc.	2,500	124,500
Marathon Oil Corp.	5,000	156,100
		712,752
Energy Equipment & Services – 2.3%
Noble Corp. (b)	3,500	142,450
Schlumberger Ltd. (b)	2,200	143,198
		285,648
Financial Services – 1.7%
American Express Co.	5,000	202,600
Food Service – 3.1%
McDonald’s Corp.	3,500	218,540
Yum! Brands, Inc.	4,400	153,868
		372,408
Food Wholesale – 0.8%
Sysco Corp.	3,300	92,202
Health Care Equipment & Supplies – 1.4%
Baxter International, Inc.	3,000	176,040
Health Care Services – 5.1%
Aetna, Inc.	3,000	95,100
AmerisourceBergen Corp.	2,000	52,140
Johnson & Johnson	4,000	257,640
Medco Health Solutions, Inc. (a)	3,500	223,685
		628,565
Instrumentation – 1.1%
Thermo Fisher Scientific, Inc. (a)	2,750	131,148
Insurance – 1.4%
Aflac, Inc.	3,750	173,437
Machinery – 6.4%
Caterpillar, Inc.	2,500	142,475
Flowserve Corp.	2,000	189,060
Joy Global, Inc.	3,000	154,770
Oshkosh Corp.	4,000	148,120
Paccar, Inc.	4,000	145,080
		779,505
Metals & Mining – 3.3%
Freeport-McMoRan
Copper & Gold, Inc. (a)	2,750	220,797
Nucor Corp.	1,650	76,973
United States Steel Corp.	2,000	110,240
		408,010
Office Equipment – 9.9%
Apple, Inc. (a)	2,500	527,150
EMC Corp. (a)	10,000	174,700

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009

	Shares	Value
COMMON STOCKS – 99.2% (continued)
Office Equipment – 9.9% (continued)
Western Digital Corp. (a)	8,500	$375,275
Xyratex Ltd. (a)(b)	10,000	133,100
		1,210,225
Retail – 2.4%
Macys, Inc.	10,000	167,600
Target Corp.	2,500	120,925
		288,525
Semiconductors – 5.5%
Atheros Communications, Inc. (a)	3,000	102,720
Intel Corp.	11,000	224,400
KLA-Tencor Corp.	7,500	271,200
MEMC Electronic
Materials, Inc. (a)	5,000	68,100
		666,420
Services – 9.4%
Amazon.com, Inc. (a)	1,500	201,780
Computer Sciences Corp. (a)	4,000	230,120
Google, Inc. – Class A (a)	1,000	619,980
NIC, Inc.	10,000	91,400
		1,143,280
Software – 7.4%
Activision Blizzard, Inc. (a)	7,000	77,770
Adobe Systems, Inc. (a)	5,000	183,900
Ansys, Inc. (a)	2,000	86,920
Microsoft Corp.	10,000	304,900
Oracle Corp.	10,000	245,400
		898,890
Specialty Retail – 3.6%
Coach, Inc.	3,300	120,549
Home Depot, Inc.	6,000	173,580
Nike, Inc. – Class B	1,500	99,105
Sotheby’s	2,000	44,960
		438,194
Telecommunications – 5.2%
America Movil
S.A. de C.V. – ADR (b)	3,500	164,430
Cisco Systems, Inc. (a)	7,000	167,580
Corning, Inc.	5,000	96,550
QUALCOMM, Inc.	4,500	208,170
		636,730
Transportation – 3.2%
Cummins, Inc.	2,750	126,115
J.B. Hunt Transport Services, Inc.	5,000	161,350
Norfolk Southern Corp.	2,000	104,840
		392,305
TOTAL COMMON STOCKS
(Cost $8,448,727)		$12,111,286

SHORT-TERM INVESTMENTS – 0.3%
Money Market Funds – 0.3%
First American Government
Obligations Fund, 0.00% (c)	42,370	42,370
TOTAL SHORT-TERM
INVESTMENTS
(Cost $42,370)		42,370
TOTAL INVESTMENTS
(Cost $8,491,097) – 99.5%		12,153,656
Other Assets in Excess
of Liabilities – 0.5%		55,634
TOTAL NET
ASSETS – 100.0%		$12,209,290

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-Income Producing Security
(b)	Foreign Domiciled
(c)	Variable Rate Security - the rate shown is the annualized seven-day effective yield as of December 31, 2009

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments, at value (cost $8,491,097)	$12,153,656
Receivable for investments sold	170,929
Dividends receivable	12,079
Receivable for fund shares sold	9,000
Prepaid expenses	6,332
Total assets	12,351,996

LIABILITIES:
Payable for investments purchased	84,799
Investment advisory fee payable (Note 4)	6,975
Payable for fund shares redeemed	5,931
Shareholder servicing fee payable	2,577
Accrued expenses and other payables	42,424
Total liabilities	142,706
NET ASSETS	$12,209,290

NET ASSETS CONSIST OF:
Capital stock	$10,177,361
Accumulated net investment income	317
Accumulated undistributed net realized
loss on investments	(1,630,947)
Net unrealized appreciation
on investments	3,662,559
TOTAL NET ASSETS	$12,209,290

Shares outstanding
(5,000,000 authorized, $1.00 par value)	1,574,322
NET ASSET VALUE PER SHARE	$7.76

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2009

INVESTMENT INCOME:
Dividend income (net of
$561 foreign tax withheld)	$181,477
Total investment income	181,477

EXPENSES:
Investment adviser fees (Note 4)	55,360
Administration and fund accounting fees	58,411
Shareholder servicing fees (Note 4)	27,679
Transfer agent fees and expenses	25,374
Professional fees	18,082
Federal and state registration fees	16,374
Custody fees	5,441
Directors’ fees and expenses	5,085
Reports to shareholders	5,547
Insurance expense	1,555
Total expenses before
expense reimbursement	218,908
Expenses reimbursed
by Adviser (Note 4)	(2,817)
Net expenses	216,091
NET INVESTMENT LOSS	(34,614)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on
investment transactions	(854,731)
Change in unrealized appreciation
(depreciation) on investments	4,281,672
Net realized and unrealized gain (loss)
on investments	3,426,941
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,392,327

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	December 31,
	2009	2008
OPERATIONS:
Net investment loss	$(34,614)	$(34,717)
Net realized loss on
investment transactions	(854,731)	(734,461)
Change in unrealized
appreciation (depreciation)
on investments	4,281,672	(6,936,445)
Net increase (decrease)
in net assets resulting
from operations	3,392,327	(7,705,623)

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	737,410	453,379
Cost of shares redeemed	(2,514,423)	(1,458,269)
Reinvested distributions	—	113,902
Net decrease in net assets
resulting from capital
share transactions	(1,777,013)	(890,988)

DISTRIBUTIONS
TO SHAREHOLDERS:
From net realized gains	—	(119,254)

TOTAL
INCREASE (DECREASE)
IN NET ASSETS	1,615,314	(8,715,865)

NET ASSETS:
Beginning of period	10,593,976	19,309,841
End of period	$12,209,290	$10,593,976

UNDISTRIBUTED NET
INVESTMENT
INCOME	$317	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.	Organization

The Wall Street Fund, Inc.  (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.  Wall Street Management Corporation (“WSMC” or the “Adviser”) is the Fund’s investment adviser (see Note 8).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by and under the supervision of the Fund’s Board of Directors.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques.  The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.  As of December 31, 2009, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$12,111,286	$—	$—	$12,111,286
Short-Term
Investments	42,370	—	—	42,370
Total
Investments	$12,153,656	$—	$—	$12,153,656

*	Please refer to the Schedule of Investments for further industry breakout.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2006.

(c) Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.  For the year ended December 31, 2009, the Fund increased undistributed net investment income by $34,614, decreased undistributed net realized gain on investments by $169 and decreased capital stock by $34,445.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(e) Events Subsequent to Fiscal Year End – Management has evaluated Fund related events and transactions that occurred subsequent to December 31, 2009, through February 25, 2010, the date the Fund’s financial statements were issued.

3.	Investment Transactions

The aggregate purchases and sales of securities for the year ended December 31, 2009, excluding short-term investments, were $5,273,110 and $7,048,230, respectively.  There were no purchases or sales of long-term U.S. government securities.

4.	Investment Adviser

The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Adviser to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  The Fund is not obligated to reimburse the Adviser for any fees or expenses waived in previous fiscal years.  For the year ended December 31, 2009, the Adviser received $55,360 in investment advisory fees and reimbursed Fund expenses of $2,817.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Adviser pursuant to which

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009

the Adviser may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets.  For the year ended December 31, 2009, the Adviser received $27,679 in shareholder servicing fees.

The Adviser also serves as the Fund’s principal underwriter.  Certain of the officers and directors of the Fund are officers and directors of WSMC (see Note 8).

5.	Shares of Common Stock

Transactions in shares of common stock were as follows:

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2009	2008
Shares Sold	110,181	57,415
Shares Redeemed	(366,812)	(193,216)
Shares Reinvested	—	11,877
Net Decrease	(256,631)	(123,924)
Shares Outstanding:
Beginning of Period	1,830,953	1,954,877
End of Period	1,574,322	1,830,953

6.	Tax Information

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$8,507,463
Gross unrealized appreciation	$3,808,645
Gross unrealized depreciation	(162,452)
Net unrealized appreciation	3,646,193
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	$(1,614,264)
Total accumulated earnings (loss)	$2,031,929

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$—	$—
Long-term capital gains	$—	$119,254

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2009, the Fund had a capital loss carryover of $1,614,264, which, if not offset by future capital gains, $163,545 will expire on December 31, 2016, and $1,450,719 will expire on December 31, 2017.

7.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.	Change in Investment Adviser

At a meeting held on December 18, 2009, the Fund’s Board of Directors approved an investment advisory agreement with Evercore Wealth Management, LLC (“EWM”) on behalf of the Fund, subject to shareholder approval.  At a special meeting held on February 25, 2010, Fund shareholders approved the investment advisory agreement with EWM, effective April 1, 2010, subject to the timing of the closing of the merger of Morse, Williams & Co., Inc., the majority owner of WSMC, into EWM.  There are no significant changes, including advisory fees, between the previous investment advisory agreement with WSMC and the new investment advisory agreement with EWM.  Robert P. Morse, President of the Fund, will be a Partner of EWM and continue as senior portfolio manager of the Fund.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Per Share Data:
Net asset value, beginning of period	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43

Income from investment operations:
Net investment loss(1)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)
Net realized and unrealized
gains (losses) on investments	1.99	(4.01)	1.51	0.51	0.64	0.57	2.50	(2.70)	(2.29)	0.76
Total from investment operations	1.97	(4.03)	1.48	0.46	0.59	0.53	2.43	(2.78)	(2.36)	0.66

Less distributions:
Distributions from net realized gains from
security transactions	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)
Total distributions	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)

Net asset value, end of period	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09

Total return(2)	34.02%	(41.02)%	16.92%	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%

Supplemental data and ratios:
Net assets, end of period (000's)	$12,209	$10,594	$19,310	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576
Ratio of operating expenses to average net assets,
before reimbursements	1.98%	1.76%	1.60%	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%
Ratio of operating expenses to average net assets,
net of reimbursement	1.95%	1.76%	1.60%	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%
Ratio of net investment loss to average net assets,
before reimbursements	(0.34)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%
Ratio of net investment loss to average net assets,
net of reimbursement	(0.31)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%
Portfolio turnover rate	49.44%	58.78%	65.26%	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%
__________

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc.  as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2005 were audited by another independent registered accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 25, 2010

THE WALL STREET FUND, INC.
PERFORMANCE INFORMATION
For periods ended December 31, 2009 (Unaudited)

Average Annual Total Returns

	One Year	Five Years	Ten Years
The Wall Street Fund	34.02%	0.94%	-1.59%
S&P 500 Index1	26.46%	0.42%	-0.95%
Russell 1000 Index2	28.43%	0.79%	-0.49%
Russell 1000 Growth Index3	37.21%	1.63%	-3.99%
Russell 3000 Growth Index4	37.01%	1.58%	-3.79%

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 1999.  Fund performance reflects any fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes.  Direct investment in the indexes is not available.  Previously, the Fund used the Russell 1000 Growth Index and the Russell 3000 Growth Index as benchmarks.  Going forward, the Fund’s performance will be compared to the S&P 500 Index and the Russell 1000 Index because they are broader market indices which more closely reflect the Fund’s investment universe.

S&P 500 Index1 – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

Russell 1000 Index2 – an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization.

Russell 1000 Growth Index3 – an unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index4 – an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			paid
	Beginning	Ending	during
	account	account	period
	value	value	7/1/09-
	7/1/09	12/31/09	12/31/09*
Actual	$1,000.00	$1,263.80	$10.96
Hypothetical (5% return
before expenses)	1,000.00	1,015.53	9.75

*
Expenses are equal to the Fund’s annualized expense ratio of 1.92% for the six months ended December 31, 2009, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the six month period).

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation(s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
INDEPENDENT
DIRECTORS:
Harlan K. Ullman, Ph.D.	Independent	Since 1984	Chairman, Killowen Group, a	1	Vice Chairman,
1245 29th Street, N.W.	Director		consulting firm, since 1984;		CNI Guard;
Washington, DC 20007			Distinguished Senior Fellow,		Chairman,
Age: 68			National Defense University;		AHM, LLC
Senior Advisor, Center for
International Studies, since 1984;
Senior Advisor, The Atlantic
Council, since 2007.

Amb. Kurt D. Volker	Independent	Since 2009	Managing Director, Center for	1	None.
441 Lexington Avenue	Director		Transatlantic Relations,
New York, NY 10017			JHU-SAIS, a think tank, since
Age: 45			September 2009; Senior Advisor,
Atlantic Council of U.S. (NGO),
since October 2009; Columnist,
La Stampa, a Rome, Italy-based
newspaper, since November 2009;
U.S. Ambassador to NATO,
August 2008-September 2009;
Diplomat, U.S. Department of
State, May 1988 to
September 2009.

INTERESTED
DIRECTOR:
Robert P. Morse*	Chairman,	Since 1984	President and a Director, Morse	1	English Speaking Union
441 Lexington Avenue	President and		Williams & Co., Inc., an		of the U.S.; Society of
New York, NY 10017	Director		investment adviser affiliate of		Mayflower Descendants;
Age: 64			the Fund, since 1981; President		Whitehead Institute of
			and sole Director, Wall Street		Biomedical Research;
			Management Corporation since		Youngs Memorial
			1984, and President and Director,		Cemetery/Theodore
			Morse Williams Holding Co., Inc.		Roosevelt Memorial;
			since 1986.		eLot, Inc.

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS (Continued)

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation(s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
OFFICERS:
Michael R. Linburn	Executive	Since 1993	Managing Director and Principal,	1	The Stanley R. and
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an		Elisabeth G. Jacobs
New York, NY 10017	President		investment adviser affiliate of the		Foundation; eLot, Inc.
Age: 76			Fund, since 2003; Chief
	Secretary	Since 2001	Compliance Officer, Morse
Williams & Co., Inc. since 2005;
	Chief	Since 2005	Director of Marketing, Morse,
	Compliance		Williams & Co., Inc., Since 1992.
Officer

Jian H. Wang	Executive	Since 1998	Managing Director and Principal,	1	None
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an
New York, NY 10017	President and		investment adviser affiliate of the
Age: 47	Treasurer		Fund, since 2005; Senior Trader,
Morse, Williams & Co., Inc.,
since 1998.

*  Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the 1940 Act.

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2009 (Unaudited)

ADDITIONAL INFORMATION
December 31, 2009 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

Approval of Investment Advisory Agreement
In reaching its decision to recommend the approval of the New Investment Advisory Agreement with Evercore Wealth Management, LLC (“EWM”), the Board of Directors, including each of the Independent Directors (the “Board”), of The Wall Street Fund, Inc. (the “Fund”), met at a meeting held on December 18, 2009, during which the Board reviewed materials related to EWM.  In the course of their review, the Directors considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Fund’s current investment adviser, Wall Street Management Corporation (“WSMC”), since the Fund’s inception compared to the quality of services expected to be provided to the Fund with EWM as the named investment adviser going forward; (2) the performance of the Fund while managed by WSMC; (3) the fact that the terms of the New Investment Advisory Agreement are identical to the terms of the Prior Investment Advisory Agreement; (4) the fact that EWM is retaining the Fund’s current portfolio manager to continue managing the Fund as its senior portfolio manager, as well as the fact that the Fund will benefit from the depth of investment talent and resources of EWM; (5) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that EWM has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from EWM prior to the December 18, 2009 meeting.  The Board reviewed these materials with management of EWM.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund.  The Board discussed the nature, extent and quality of EWM’s overall services to be provided to the Fund.  The Board evaluated the quality and stability of the staff committed to those portfolio management responsibilities.  The Board considered EWM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s proposed portfolio managers and other key personnel at EWM.  The Board considered the fact that Mr. Morse would continue as senior portfolio manager, but would be able to draw upon the counsel and experience of Mr. Timothy Evnin.  Mr. Evnin, a Partner of EWM with over twenty years of investment management experience, will also serve as a portfolio manager of the Fund.  The Board also considered the structure of EWM’s compliance procedures and the trading capability of EWM.  After reviewing EWM’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board evaluated EWM’s financial condition noting that it appeared to be sufficiently capitalized to operate the Fund.  The Board considered EWM’s history, reputation and resources. The Board concluded that EWM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed New Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

Costs of Services Provided and Profits Realized by EWM. The Board examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc.

ADDITIONAL INFORMATION (Continued)
December 31, 2009 (Unaudited)

(“Lipper”).  The Board also examined the total expense ratio of the Fund relative to the other mutual funds in their respective Lipper category.

The Board reviewed financial information provided by EWM including information concerning its costs in providing services to the Fund and its estimated profitability.  The Board next considered the contractual management fees and total expense ratio of the Fund, noting that the management fee and total expense ratio under the New Investment Advisory Agreement would be identical to those currently in place under the Prior Investment Advisory Agreement.  The Board noted that the Fund’s net expense ratio was not going to increase from current levels.

Based on the information provided, the Board concluded that the amount of advisory fees that the Fund currently pays, and will pay under the New Investment Advisory Agreement, to EWM, is reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the proposed New Investment Advisory Agreement, the Board assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Board determined that the fee schedule in the New Investment Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets.

Other Benefits to EWM. The Board considered any fall-out benefits to EWM noting that EWM did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that the Fund would continue its existing practice, which allows the use of soft dollar arrangements within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund.  The Board also considered that conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients.  The Board further noted that they were not considering any change in the Fund’s custody arrangements at this time.  The Board also considered that the Fund would enter into a shareholder servicing agreement with EWM, identical to the current shareholder servicing agreement in place between the Fund and WSMC, pursuant to which EWM will be able to compensate certain persons who provide shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  The Board noted that for services provided under the shareholder servicing agreement, EWM would receive fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund, identical to the current shareholder servicing fee paid to WSMC.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with EWM including the advisory fee, were fair and reasonable.  The Board therefore determined that the New Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Results of Special Shareholder Meeting
A special meeting of the shareholders of the Fund was held on February 25, 2010, for shareholders of record as of December 31, 2009, to vote on the following proposals, the results of which are provided below.

1.To approve an investment advisory agreement between EWC and the Fund:

For	Against	Abstain
911,222	5,156	29,889

2.To elect Ambassador Kurt D. Volker to the Fund’s Board of Directors:

For	Abstain
1,094,319	23,192

(This Page Intentionally Left Blank.)

DIRECTORS
Robert P. Morse, Chairman
Harlan K. Ullman
Kurt D. Volker

OFFICERS
Robert P. Morse, President
Michael R. Linburn,
  Executive Vice President & Secretary
Jian H. Wang, Executive Vice President & Treasurer

INVESTMENT ADVISER &
PRINCIPAL UNDERWRITER
Wall Street Management Corporation
441 Lexington Avenue
New York, New York 10017

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio  44145

THE WALL STREET FUND, INC.
441 Lexington Avenue
New York, New York  10017
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	12,000	13,000
Audit-Related Fees	0	0
Tax Fees	1,000	1,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(c)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(d)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*                    /s/ Robert P. Morse
Robert P. Morse, President

Date                                           March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Robert P. Morse
Robert P. Morse, President

Date                                           March 11, 2010

By (Signature and Title)*                    /s/ Jian H. Wang
Jian H. Wang, Treasurer

Date                                           March 11, 2010

* Print the name and title of each signing officer under his or her signature.